As filed with the Securities and Exchange Commission, via EDGAR, on December 6, 1999.

                                                       Registration No.  333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                  ADVANTA CORP.
             (Exact name of registrant as specified in its charter)

             Delaware                           23-1462070
             --------                           ----------
            (State or other                     (I.R.S. Employer Identification
            jurisdiction of                     Number)
            incorporation
            of each registrant)

                              Welsh & McKean Roads
                             Spring House, PA 19477
                                 (215) 657-4000
  (Address, including zip code, and telephone number, including area code, of registrant principal executive offices)

                            Elizabeth H. Mai, Esquire
              Senior Vice President, Secretary and General Counsel
                                  Advanta Corp.
                              Welsh & McKean Roads
                             Spring House, PA 19477
                                 (215) 657-4000
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

      APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement.

      If the only securities being registered on this Form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

      If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

      If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] File No. 333-74575

      If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

      If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE

==================================================================================================================================
                                                                     PROPOSED MAXIMUM       PROPOSED MAXIMUM
         TITLE OF EACH CLASS OF                AMOUNT TO BE           OFFERING PRICE       AGGREGATE OFFERING         AMOUNT OF
       SECURITIES TO BE REGISTERED            REGISTERED (1)           PER UNIT (1)             PRICE (2)         REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------------------
RediReserve
Certificates, Notes....................         $36,101,000                 100%                $36,101,000            $9,530.67
==================================================================================================================================

(1) In no event will the aggregate initial offering price of the securities registered hereby exceed $36,101,000, or the equivalent thereof in one or more foreign currencies or units of two or more foreign currencies or composite currencies, including the European Currency Unit.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.

                          EXPLANATION AND INCORPORATION
                       OF CERTAIN INFORMATION BY REFERENCE

            This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"). The information in the Registration Statement on Form S-3 (File No. 333-74575 filed by Advanta Corp. (the "Registrant") with the Securities and Exchange Commission (the "Commission") on March 17, 1999, as amended by amendments thereto filed with the Commission on April 13, 1999, April 27, 1999 and April 29, 1999) pursuant to the Securities Act is incorporated by reference into this Registration Statement.


                                  CERTIFICATION

            In accordance with Rule 111(b) under the Securities Act, the Registrant certifies as follows:

            (i) the Registrant or its agent has instructed the Registrant's bank or a wire transfer service to transmit to the Commission the applicable filing fee by a wire transfer of such amount from the account of the Registrant or its agent to the Commission's account at Mellon Bank as soon as practicable but no later than the close of the next business day following the filing of this Registration Statement pursuant to Rule 462(b);

            (ii) the Registrant or its agent will not revoke such instructions; and

            (iii) the Registrant or its agent has sufficient funds in such account to cover the amount of such filing fee.

            The Registrant further undertakes that, if such instructions have been sent after the close of business of such bank or wire transfer service, it will confirm receipt of such instructions by such bank or wire transfer service during regular business hours on the following business day.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Lower Gwynedd Township, Montgomery County, Commonwealth of Pennsylvania, on December 6, 1999.

                        Advanta Corp.


                        By: /s/ Elizabeth H. Mai
                            --------------------
                              Name: Elizabeth H. Mai
                              Title: Senior Vice President and Secretary


        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 1999.

        Signature                         Title
        ---------                         -----

          *
__________________________
Dennis Alter                  Chief Executive Officer and Chairman of Board


          *
__________________________
William A. Rosoff             President and Vice Chairman of Board


          *
__________________________
Olaf Olafsson                 Director


          *
__________________________
Philip M. Browne              Senior Vice President and Chief Financial Officer


          *
__________________________
James L. Shreero              Vice President and Chief Accounting Officer

        Signature                         Title
        ---------                         -----

          *
__________________________
Arthur Bellis                            Director


          *
__________________________
Max Botel                                Director


          *
__________________________
William C. Dunkelberg                    Director


          *
__________________________
Dana Becker Dunn                         Director


          *
__________________________
Robert C. Hall                           Director


          *
__________________________
James E. Ksansnak                        Director


          *
__________________________
Ronald Lubner                            Director


          *
__________________________
Michael Stolper                          Director



*By:    /s/ Elizabeth H. Mai
        -------------------------------------
        Elizabeth H. Mai as attorney-in-fact
        pursuant to the Power of Attorney
        previously filed as Exhibit 24 to the
        Registration Statement on Form S-3
        (Commission File No. 333-74575).


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
                                  EXHIBIT INDEX

ITEM                 Description
----                 -----------
5                    Opinion and Consent of Wolf, Block, Schorr and Solis-Cohen LLP
                     (Incorporated by reference to Exhibit 5 to the Registration Statement on Form S-3 (Commission File No. 333-74575) (the "Prior
                     Registration Statement").

23.1                 Consent of Arthur Andersen LLP.

23.2                 Consent of Wolf, Block, Schorr and Solis-Cohen LLP
                     (Incorporated by reference to Exhibit 24 to the Prior
                     Registration Statement).

24                   Powers of Attorney (Incorporated by reference to Exhibit 24 to the
                     Prior Registration Statement).


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